Exhibit 4.4

Officers’ Certificate
Pursuant to Sections 201, 301 and 303 of the Indenture

Dated: January 16, 2024

The undersigned, Jonathan Pong, Executive Vice President, Chief Financial Officer and Treasurer, and Bianca Martinez, Senior Vice President, Associate General Counsel and Assistant Secretary, of Realty Income Corporation, a Maryland corporation (the “Company”), hereby certify as follows:

The undersigned, having read the appropriate provisions of the Indenture dated as of October 28, 1998 (the “Indenture”) between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (the “Trustee”), including Sections 201, 301 and 303 thereof and the definitions in such Indenture relating thereto, and certain other corporate documents and records, and having made such examination and investigation as, in the opinion of the undersigned, each considers necessary to enable the undersigned to express an informed opinion as to whether or not conditions set forth in the Indenture relating to the establishment of the title and terms of the Company’s 4.750% Notes due 2029 (the “2029 Notes”), which will constitute a new series of the Company’s debt securities under the Indenture, and the title and terms of the Company’s 5.125% Notes due 2034 (the “2034 Notes” and, together with the 2029 Notes, the “Securities”), which will also constitute a new series of the Company’s debt securities under the Indenture, and the form of certificate evidencing the Securities of each such series have been complied with, and whether the conditions in the Indenture relating to the authentication and delivery by the Trustee of the Securities of each such series have been complied with, certify that (i) the title and terms of the Securities of each such series were established by the undersigned pursuant to authority delegated to them by resolutions duly adopted by the Board of Directors of the Company on June 3, 2021, June 15, 2021, February 14, 2023, and November 30, 2023 and by a duly authorized committee of the Board of Directors of the Company on June 24, 2021 (the “Resolutions”) and such terms are set forth and incorporated by reference, in the case of the 2029 Notes, in Annex A-1 hereto and, in the case of the 2034 Notes, in Annex A-2 hereto, (ii) the form of certificate evidencing the Securities of each such series was established by the undersigned pursuant to authority delegated to them by the Resolutions and shall be in substantially the form attached, in the case of the 2029 Notes, as Annex B-1 hereto and, in the case of the 2034 Notes, as Annex B-2 hereto (it being understood that, in the event that the Securities of any such series are ever issued in definitive certificated form, the legends appearing on the first page of the form of certificate evidencing the Securities of such series may be removed), (iii) a true, complete and correct copy of the Resolutions, which were duly adopted by the Board of Directors of the Company and by any committee designated by the Board of Directors of the Company, and are in full force and effect in the form adopted on the date hereof, are attached as Annex C hereto and are also attached as an exhibit to the Certificate of the Secretary of the Company of even date herewith, (iv) the form, title and terms of the Securities of each such series have been established pursuant to and in accordance with Sections 201 and 301 of the Indenture and comply with the Indenture and, in the opinion of the undersigned, all conditions provided for in the Indenture (including, without limitation, those set forth in Sections 201, 301 and 303 of the Indenture) relating to the establishment of the title and terms of the Securities of each such series, the form of certificate evidencing the Securities of each such series and the execution, authentication and delivery of the Securities of each such series have been complied with and (v) to the best knowledge of the undersigned, no Event of Default (as defined in the Indenture) has occurred and is continuing with respect to the Securities of either such series.

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IN WITNESS WHEREOF, we have hereunto set our hands as of the date first written above.

/s/ Jonathan Pong
Jonathan Pong Executive Vice President, Chief Financial Officer and Treasurer

/s/ Bianca Martinez
Bianca Martinez Senior Vice President, Associate General Counsel and Assistant Secretary

Signature Page to Officers’ Certificate
Pursuant to Sections 201, 301 and 303 of the Indenture

ANNEX A-1

Terms of the 4.750% Notes due 2029

For purposes of this Annex A-1, the term “Securities” shall have the meaning set forth in Section (1) below, the term “Form of Security” means the form of certificate evidencing the Securities of the series established by this Annex A-1 that is attached as Annex B-1 to the Officers’ Certificate of which this Annex A-1 is a part; and the term “Indenture” means the Indenture dated as of October 28, 1998 between the Company and the Trustee, as amended or supplemented from time to time (including as provided in this Annex A-1), and including the terms of the Securities established by this Annex A-1 set forth and incorporated by reference in this Annex A-1. Other capitalized terms that are used in this Annex A-1 and not otherwise defined in this Annex A-1 but that are defined in the Indenture have the same respective meanings as in the Indenture.

(1)            A series of debt securities is hereby established under the Indenture, and such series of debt securities shall be known and designated as the “4.750% Notes due 2029” (the “Securities”).

(2)            The aggregate principal amount of the Securities of such series which may be authenticated and delivered under the Indenture is limited to $450,000,000, except for Securities of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture; provided, however, that such series of Securities may be re-opened by the Company from time to time for the issuance of additional Securities of such series, so long as any such additional Securities of such series have the same form and terms (other than, if applicable, the offering price, underwriting or other discounts and commissions, the original date of issuance, the first date on which interest thereon shall be payable and the date from which interest thereon shall begin to accrue), and carry the same right to receive accrued and unpaid interest, as the Securities of such series theretofore issued; provided, however, that, notwithstanding the foregoing, such series of Securities may not be reopened if the Company has effected defeasance or covenant defeasance with respect to the Securities of such series pursuant to Section 1402 and 1403, respectively, of the Indenture or has effected satisfaction and discharge with respect to the Securities of such series pursuant to Section 401 of the Indenture.

(3)            The Securities of such series are issuable only as Registered Securities without coupons (notwithstanding anything to the contrary in the Indenture) and may, but need not, bear a corporate seal. The Securities of such series shall initially be issued in book-entry form and represented by one or more permanent Global Securities of such series, the initial depositary (the “Depositary,” which term includes any successors thereto) for the Global Securities of such series shall be The Depository Trust Company, and the depositary arrangements shall be those employed by whoever shall be the Depositary with respect to the Global Securities of such series from time to time. Notwithstanding the foregoing, certificated Securities of such series in definitive form (“Certificated Securities”) may be issued in exchange for Global Securities of such series under the circumstances contemplated by Section 305 of the Indenture.

(4)            The Securities of such series shall be sold by the Company to the several underwriters named in the Purchase Agreement dated January 8, 2024, for whom Wells Fargo Securities, LLC, BBVA Securities Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC and TD Securities (USA) LLC are acting as representatives, at a price equal to 98.575% of the principal amount thereof. The initial price to public of the Securities of such series shall be 99.225% of the principal amount thereof, plus accrued interest from January 16, 2024 if settlement occurs after that date. Underwriting discounts and commissions shall be 0.650% of the principal amount of the Securities of such series.

(5)            The final maturity date of the Securities of such series on which the principal thereof is due and payable shall be February 15, 2029.

(6)            The principal of the Securities of such series shall bear interest at the rate of 4.750% per annum from January 16, 2024 or from the most recent date to which interest has been paid or duly provided for, payable semiannually in arrears on February 15 and August 15 (each, an “Interest Payment Date”) of each year, commencing August 15, 2024, to the Persons in whose names the Securities of such series (or one or more Predecessor Securities of such series) are registered at the close of business on the February 1 and August 1 (each, a “Regular Record Date”), respectively, immediately prior to such Interest Payment Dates, regardless of whether such Regular Record Date is a Business Day. Interest on the Securities will be computed on the basis of a 360-day year of twelve 30-day months. If any principal of, or premium, if any, or interest on, any of the Securities of such series is not paid when due, then such overdue principal and, to the extent permitted by law, such overdue premium or interest, as the case may be, shall bear interest until paid or until such payment is duly provided for at the rate of 4.750% per annum.

(7)            Chicago, Illinois is hereby designated as a Place of Payment for the Securities of such series. The place where the principal of and premium, if any, and interest on the Securities of such series shall be payable, where Securities of such series may be surrendered for the registration of transfer or exchange, and where notices or demands to or upon the Company in respect of the Securities of such series and the Indenture may be served shall be the office or agency maintained by the Company for such purpose in Chicago, Illinois, which shall initially be an office of the Trustee in Chicago, Illinois, which on the date hereof is located at The Bank of New York Mellon Trust Company, N.A., 311 South Wacker Drive, Suite 6200B, Floor 62, Mailbox #44, Chicago, Illinois 60606; provided, that, so long as any Certificated Securities (as defined in the Form of Security) of such series are outstanding, the Borough of Manhattan, The City of New York shall also be a Place of Payment for the Securities of such series and the Company will maintain an office or agency in the Borough of Manhattan, The City of New York where the principal of and premium, if any, and interest on the Securities of such series shall be payable, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices or demands to or upon the Company in respect of the Securities of such series and the Indenture may be served.

(8)            The Securities of such series are redeemable at any time, as a whole or from time to time in part, at the option of the Company at the times and on the terms and subject to the conditions set forth in the Indenture and in the Form of Security of such series. If less than all of the Outstanding Securities of such series (including, without limitation, any Outstanding Securities of such series issued upon a re-opening of such series) are to be redeemed, the Securities of such series (or portions thereof) to be redeemed shall be selected, in the case of Securities of such series in book-entry form evidenced by one or more Global Securities, in accordance with the applicable procedures of the Depositary or, in the case of any Certificated Securities of such series, by such method as the Trustee shall deem fair and appropriate, all as further provided in the Indenture, and, for the avoidance of doubt, it is understood and agreed that the foregoing selection of Securities of such series (or portions thereof) for redemption shall be made from among all of the Outstanding Securities of such series (including, without limitation, any Outstanding Securities of such series issued upon a re-opening of such series), treated as a single class. No Security of such series shall be redeemed in part unless the unredeemed principal amount of such Security is an authorized denomination as set forth in Section (10) below.

(9)            The Securities of such series shall not be repayable or redeemable at the option of the Holders prior to the final maturity date of the principal thereof (except as provided in Article Five of the Indenture) and shall not be subject to a sinking fund or analogous provision.

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(10)            The Securities of such series shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(11)            The Trustee shall be the initial trustee, Security Registrar, transfer agent and Paying Agent for the Securities of such series.

(12)            The entire outstanding principal amount of the Securities of such series shall be payable upon declaration of acceleration of the maturity of the Securities of such series pursuant to Section 502 of the Indenture.

(13)            Payment of the principal of and premium, if any, and interest on the Securities of such series shall be made in Dollars and the Securities of such series shall be denominated in Dollars.

(14)            Other than amounts payable upon redemption of the Securities at the option of the Company prior to January 15, 2029, the amount of payments of principal of and premium, if any, and interest on the Securities of such series shall not be determined with reference to an index, formula or other similar method.

(15)            Neither the Company nor the Holders of the Securities of such series shall have any right to elect the currency in which payments on the Securities of such series are made.

(16)            With respect to the Securities of such series, in addition to the covenants of the Company set forth in the Indenture, the covenants set forth in the Form of Security of such series under the captions “Limitation on Incurrence of Total Debt,” “Limitation on Incurrence of Secured Debt,” “Debt Service Coverage” and “Maintenance of Total Unencumbered Assets” (collectively, the “Additional Covenants”) shall be and hereby are added to the Indenture for the benefit of the Securities of such series and the Holders of the Securities of such series, and the Additional Covenants, together with the defined terms set forth in the Form of Security of such series under the caption “Certain Definitions” (the “Additional Definitions”), are hereby incorporated by reference in and made a part of this Annex A-1 and the Indenture as if set forth in full herein and therein; provided that the Additional Covenants and Additional Definitions incorporated by reference in this Annex A-1 and the Indenture, and set forth in the Securities of such series, shall only be applicable with respect to the Securities of such series and the Additional Definitions and the Additional Covenants set forth in the Securities of such series shall only be effective, insofar as they apply to the Securities of such series, for so long as any of the Securities of such series is Outstanding; provided, further, that except as set forth in Section (24) below, the definition of “Subsidiary” set forth in the Form of Security of such series shall only be applicable with respect to the Additional Covenants and the Additional Definitions incorporated by reference in this Annex A-1 and the Indenture and set forth in the Securities of such series.

(17)            The Securities of such series will not be issuable as Bearer Securities, and temporary global certificates will not be issued.

(18)            Except as otherwise provided in the Indenture with respect to the payment of Defaulted Interest on the Securities of such series, interest payable on any Security of such series on an Interest Payment Date (as such term is defined in the Form of Security) for the Securities of such series shall be payable only to the Person in whose name that Security (or one or more Predecessor Securities of such series) is registered at the close of business on the Regular Record Date (as such term is defined in the Form of Security) for such interest.

(19)            Sections 1402 and 1403 of the Indenture shall apply to the Securities of such series, provided that (i) the Company may effect defeasance and covenant defeasance pursuant to Section 1402 and 1403, respectively, only with respect to all (and not less than all) of the Outstanding Securities of such series and (ii) in addition to the covenants specifically referred to by section number in Section 1403 of the Indenture (insofar as such covenants apply to the Securities of such series), the Additional Covenants applicable to the Securities of such series shall also be subject to covenant defeasance pursuant to Section 1403.

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(20)            The Securities of such series will be authenticated and delivered as provided in Section 303 of the Indenture; provided that, notwithstanding anything in Section 303 or elsewhere in the Indenture to the contrary, the Securities of such series may, but need not, be executed under the Company’s corporate seal (or a facsimile thereof).

(21)            The Company shall not be required to pay Additional Amounts with respect to the Securities of such series as contemplated by Section 1010 of the Indenture.

(22)            The Securities of such series shall not be convertible or exchangeable into Common Stock or Preferred Stock.

(23)            The Securities of such series will be senior obligations of the Company.

(24)            Insofar as Section 801 of the Indenture is applicable to the Securities of such series, the term “Subsidiary,” as such term is used in Section 801(2) of the Indenture, shall have the meaning set forth in the Form of Security of such series (instead of the meaning set forth in Section 101 of the Indenture), and the term “indebtedness,” as used in Section 801(2) of the Indenture, shall be deemed to include, without limitation, “Debt” and “Secured Debt” (as such terms are defined in the Form of Security of such series).

(25)            The provisions of Section 1011 of the Indenture shall be applicable with respect to any term, provision or condition set forth in the Additional Covenants applicable to the Securities of such series, in addition to any term, provision and condition set forth in Sections 1004 to 1008, inclusive, of the Indenture.

(26)            The Securities of such series shall have such other terms and provisions as are set forth in the Form of Security of such series, all of which terms and provisions are incorporated by reference in and made a part of this Annex A-1 and the Indenture as if set forth in full herein and therein.

(27)            As used in the Indenture with respect to the Securities of such series and in the certificates evidencing the Securities of such series, all references to “premium” on the Securities of such series shall mean any amounts (other than accrued interest) payable upon the redemption of any Securities of such series in excess of 100% of the principal amount of such Securities.

(28)            Payments of principal of and premium, if any, and interest on Global Securities of such series will be made by the Company by wire transfer of immediately available funds to an account maintained by the payee located in the United States. In the event that any Securities of such series are issued in the form of Certificated Securities of such series, payments of principal of and premium, if any, and interest on such Certificated Securities of such series shall be made in the manner set forth in the Form of Security of such series and in the Indenture.

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(29)            A new Section 115 and Section 116 (the “New Sections”) shall be and hereby are added to the Indenture, which New Sections shall appear immediately after Section 114 of the Indenture and shall read in full as follows; provided that the New Sections shall be applicable only with respect to the Securities of such series and shall only be effective for so long as any of the Securities of such series is outstanding:

“SECTION 115.        ELECTRONIC SIGNATURES; CORPORATE SEAL

“The words “execution,” “signed,” “signature,” and words of like import in this Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and, except as otherwise set forth in the proviso to the last sentence of this Section 115, electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronically transmitted signatures, electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature that is delivered physically or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Without limitation to the foregoing and anything in this Indenture to the contrary notwithstanding, but subject, however, to the proviso to this sentence, (a) any Security, supplemental indenture, Officers’ Certificate, Company Order, Company Request, Opinion of Counsel or other opinion of counsel, instrument, agreement or other document delivered pursuant to this Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats and (b) all references in Section 303 or elsewhere in this Indenture to the execution, attestation or authentication of any Security, coupon or certificate of authentication appearing on or attached to any Security by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats; provided that, notwithstanding the foregoing, no Security, coupon, Officers’ Certificate delivered pursuant to Section 201, 301 or 303 of this Indenture, Company Order delivered pursuant to Section 303 of this Indenture or supplemental indenture may be executed or attested by DocuSign, AdobeSign or other electronic signature and no certificate of authentication on any Security may be executed by DocuSign, AdobeSign or other electronic signature and, as provided in the last paragraph of Section 303 of the Indenture, each certificate of authentication must be executed by the Trustee by manual signature of an authorized signatory.

“SECTION 116.            ELECTRONIC INSTRUCTIONS

“The Trustee shall have the right to accept and act upon instructions from the Company, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means (as defined below); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Relevant Officers”) and containing specimen signatures of such Relevant Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling in the absence of negligence or bad faith.  The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by a Relevant Officer listed on the incumbency certificate provided to the Trustee have been sent by such Relevant Officer.  The Company shall be responsible for ensuring that only Relevant Officers transmit such Instructions to the Trustee and that the Company and all Relevant Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding that such directions conflict or are inconsistent with a subsequent written instruction, other than losses, costs or expenses arising from the Trustee’s negligence or bad faith.  The Company agrees: (i) to assume (in the absence of negligence or bad faith on the part of the Trustee) all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to the Trustee a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

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“As used in this Section 116, “Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“The foregoing provisions of this Section 116 shall not limit the provisions of Section 115 but are subject to the prohibition on the use of DocuSign, AdobeSign or other electronic signatures under the circumstances set forth in Section 115.”

(30)            The first sentence of Section 1104 of the Indenture is hereby amended by replacing the reference to “30 days” with “10 days”; provided that the foregoing amendment shall be applicable only with respect to the Securities of such series and shall only be effective for so long as any of the Securities of such series is outstanding.

(31)            Section 501(5) of the Indenture is hereby deleted and replaced in its entirety with the following, provided that such amendment shall only be applicable with respect to the Securities of such series and shall only be effective for so long as any of the Securities of such series is outstanding:

“             (5) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any of its Subsidiaries (including obligations under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles, but not including any indebtedness or obligations for which recourse is limited to property purchased) in an aggregate principal amount in excess of $150,000,000 or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries (including such leases, but not including such indebtedness or obligations for which recourse is limited to property purchased) in an aggregate principal amount in excess of $150,000,000, whether such indebtedness exists on the date of this Indenture or shall thereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or such obligations being accelerated, without such acceleration having been rescinded or annulled, provided, however, that for so long as any Securities issued pursuant to this Indenture are outstanding that contain a reference to $25,000,000 in this clause (5) as the referenced threshold amount preceding this proviso, the references to $150,000,000 above, in each case, in this clause (5) is replaced by $25,000,000; or”

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ANNEX A-2

Terms of the 5.125% Notes due 2034

For purposes of this Annex A-2, the term “Securities” shall have the meaning set forth in Section (1) below, the term “Form of Security” means the form of certificate evidencing the Securities of the series established by this Annex A-2 that is attached as Annex B-2 to the Officers’ Certificate of which this Annex A-2 is a part; and the term “Indenture” means the Indenture dated as of October 28, 1998 between the Company and the Trustee, as amended or supplemented from time to time (including as provided in this Annex A-2), and including the terms of the Securities established by this Annex A-2 set forth and incorporated by reference in this Annex A-2. Other capitalized terms that are used in this Annex A-2 and not otherwise defined in this Annex A-2 but that are defined in the Indenture have the same respective meanings as in the Indenture.

(1)            A series of debt securities is hereby established under the Indenture, and such series of debt securities shall be known and designated as the “5.125% Notes due 2034” (the “Securities”).

(2)            The aggregate principal amount of the Securities of such series which may be authenticated and delivered under the Indenture is limited to $800,000,000, except for Securities of such series authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture; provided, however, that such series of Securities may be re-opened by the Company from time to time for the issuance of additional Securities of such series, so long as any such additional Securities of such series have the same form and terms (other than, if applicable, the offering price, underwriting or other discounts and commissions, the original date of issuance, the first date on which interest thereon shall be payable and the date from which interest thereon shall begin to accrue), and carry the same right to receive accrued and unpaid interest, as the Securities of such series theretofore issued; provided, however, that, notwithstanding the foregoing, such series of Securities may not be reopened if the Company has effected defeasance or covenant defeasance with respect to the Securities of such series pursuant to Section 1402 and 1403, respectively, of the Indenture or has effected satisfaction and discharge with respect to the Securities of such series pursuant to Section 401 of the Indenture.

(3)            The Securities of such series are issuable only as Registered Securities without coupons (notwithstanding anything to the contrary in the Indenture) and may, but need not, bear a corporate seal. The Securities of such series shall initially be issued in book-entry form and represented by one or more permanent Global Securities of such series, the initial depositary (the “Depositary,” which term includes any successors thereto) for the Global Securities of such series shall be The Depository Trust Company, and the depositary arrangements shall be those employed by whoever shall be the Depositary with respect to the Global Securities of such series from time to time. Notwithstanding the foregoing, certificated Securities of such series in definitive form (“Certificated Securities”) may be issued in exchange for Global Securities of such series under the circumstances contemplated by Section 305 of the Indenture.

(4)            The Securities of such series shall be sold by the Company to the several underwriters named in the Purchase Agreement dated January 8, 2024, for whom Wells Fargo Securities, LLC, BBVA Securities Inc., Citigroup Global Markets Inc., Mizuho Securities USA LLC and TD Securities (USA) LLC are acting as representatives, at a price equal to 98.260% of the principal amount thereof. The initial price to public of the Securities of such series shall be 98.910% of the principal amount thereof, plus accrued interest from January 16, 2024 if settlement occurs after that date. Underwriting discounts and commissions shall be 0.650% of the principal amount of the Securities of such series.

(5)            The final maturity date of the Securities of such series on which the principal thereof is due and payable shall be February 15, 2034.

(6)            The principal of the Securities of such series shall bear interest at the rate of 5.125% per annum from January 16, 2024 or from the most recent date to which interest has been paid or duly provided for, payable semiannually in arrears on February 15 and August 15 (each, an “Interest Payment Date”) of each year, commencing August 15, 2024, to the Persons in whose names the Securities of such series (or one or more Predecessor Securities of such series) are registered at the close of business on the February 1 and August 1 (each, a “Regular Record Date”), respectively, immediately prior to such Interest Payment Dates, regardless of whether such Regular Record Date is a Business Day. Interest on the Securities will be computed on the basis of a 360-day year of twelve 30-day months. If any principal of, or premium, if any, or interest on, any of the Securities of such series is not paid when due, then such overdue principal and, to the extent permitted by law, such overdue premium or interest, as the case may be, shall bear interest until paid or until such payment is duly provided for at the rate of 5.125% per annum.

(7)            Chicago, Illinois is hereby designated as a Place of Payment for the Securities of such series. The place where the principal of and premium, if any, and interest on the Securities of such series shall be payable, where Securities of such series may be surrendered for the registration of transfer or exchange, and where notices or demands to or upon the Company in respect of the Securities of such series and the Indenture may be served shall be the office or agency maintained by the Company for such purpose in Chicago, Illinois, which shall initially be an office of the Trustee in Chicago, Illinois, which on the date hereof is located at The Bank of New York Mellon Trust Company, N.A., 311 South Wacker Drive, Suite 6200B, Floor 62, Mailbox #44, Chicago, Illinois 60606; provided, that, so long as any Certificated Securities (as defined in the Form of Security) of such series are outstanding, the Borough of Manhattan, The City of New York shall also be a Place of Payment for the Securities of such series and the Company will maintain an office or agency in the Borough of Manhattan, The City of New York where the principal of and premium, if any, and interest on the Securities of such series shall be payable, where Securities of such series may be surrendered for registration of transfer or exchange, and where notices or demands to or upon the Company in respect of the Securities of such series and the Indenture may be served.

(8)            The Securities of such series are redeemable at any time, as a whole or from time to time in part, at the option of the Company at the times and on the terms and subject to the conditions set forth in the Indenture and in the Form of Security of such series. If less than all of the Outstanding Securities of such series (including, without limitation, any Outstanding Securities of such series issued upon a re-opening of such series) are to be redeemed, the Securities of such series (or portions thereof) to be redeemed shall be selected, in the case of Securities of such series in book-entry form evidenced by one or more Global Securities, in accordance with the applicable procedures of the Depositary or, in the case of any Certificated Securities of such series, by such method as the Trustee shall deem fair and appropriate, all as further provided in the Indenture, and, for the avoidance of doubt, it is understood and agreed that the foregoing selection of Securities of such series (or portions thereof) for redemption shall be made from among all of the Outstanding Securities of such series (including, without limitation, any Outstanding Securities of such series issued upon a re-opening of such series), treated as a single class. No Security of such series shall be redeemed in part unless the unredeemed principal amount of such Security is an authorized denomination as set forth in Section (10) below.

(9)            The Securities of such series shall not be repayable or redeemable at the option of the Holders prior to the final maturity date of the principal thereof (except as provided in Article Five of the Indenture) and shall not be subject to a sinking fund or analogous provision.

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(10)            The Securities of such series shall be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(11)            The Trustee shall be the initial trustee, Security Registrar, transfer agent and Paying Agent for the Securities of such series.

(12)            The entire outstanding principal amount of the Securities of such series shall be payable upon declaration of acceleration of the maturity of the Securities of such series pursuant to Section 502 of the Indenture.

(13)            Payment of the principal of and premium, if any, and interest on the Securities of such series shall be made in Dollars and the Securities of such series shall be denominated in Dollars.

(14)            Other than amounts payable upon redemption of the Securities at the option of the Company prior to November 15, 2033, the amount of payments of principal of and premium, if any, and interest on the Securities of such series shall not be determined with reference to an index, formula or other similar method.

(15)            Neither the Company nor the Holders of the Securities of such series shall have any right to elect the currency in which payments on the Securities of such series are made.

(16)            With respect to the Securities of such series, in addition to the covenants of the Company set forth in the Indenture, the covenants set forth in the Form of Security of such series under the captions “Limitation on Incurrence of Total Debt,” “Limitation on Incurrence of Secured Debt,” “Debt Service Coverage” and “Maintenance of Total Unencumbered Assets” (collectively, the “Additional Covenants”) shall be and hereby are added to the Indenture for the benefit of the Securities of such series and the Holders of the Securities of such series, and the Additional Covenants, together with the defined terms set forth in the Form of Security of such series under the caption “Certain Definitions” (the “Additional Definitions”), are hereby incorporated by reference in and made a part of this Annex A-2 and the Indenture as if set forth in full herein and therein; provided that the Additional Covenants and Additional Definitions incorporated by reference in this Annex A-2 and the Indenture, and set forth in the Securities of such series, shall only be applicable with respect to the Securities of such series and the Additional Definitions and the Additional Covenants set forth in the Securities of such series shall only be effective, insofar as they apply to the Securities of such series, for so long as any of the Securities of such series is Outstanding; provided, further, that except as set forth in Section (24) below, the definition of “Subsidiary” set forth in the Form of Security of such series shall only be applicable with respect to the Additional Covenants and the Additional Definitions incorporated by reference in this Annex A-2 and the Indenture and set forth in the Securities of such series.

(17)            The Securities of such series will not be issuable as Bearer Securities, and temporary global certificates will not be issued.

(18)            Except as otherwise provided in the Indenture with respect to the payment of Defaulted Interest on the Securities of such series, interest payable on any Security of such series on an Interest Payment Date (as such term is defined in the Form of Security) for the Securities of such series shall be payable only to the Person in whose name that Security (or one or more Predecessor Securities of such series) is registered at the close of business on the Regular Record Date (as such term is defined in the Form of Security) for such interest.

(19)            Sections 1402 and 1403 of the Indenture shall apply to the Securities of such series, provided that (i) the Company may effect defeasance and covenant defeasance pursuant to Section 1402 and 1403, respectively, only with respect to all (and not less than all) of the Outstanding Securities of such series and (ii) in addition to the covenants specifically referred to by section number in Section 1403 of the Indenture (insofar as such covenants apply to the Securities of such series), the Additional Covenants applicable to the Securities of such series shall also be subject to covenant defeasance pursuant to Section 1403.

A-2-3

(20)            The Securities of such series will be authenticated and delivered as provided in Section 303 of the Indenture; provided that, notwithstanding anything in Section 303 or elsewhere in the Indenture to the contrary, the Securities of such series may, but need not, be executed under the Company’s corporate seal (or a facsimile thereof).

(21)            The Company shall not be required to pay Additional Amounts with respect to the Securities of such series as contemplated by Section 1010 of the Indenture.

(22)            The Securities of such series shall not be convertible or exchangeable into Common Stock or Preferred Stock.

(23)            The Securities of such series will be senior obligations of the Company.

(24)            Insofar as Section 801 of the Indenture is applicable to the Securities of such series, the term “Subsidiary,” as such term is used in Section 801(2) of the Indenture, shall have the meaning set forth in the Form of Security of such series (instead of the meaning set forth in Section 101 of the Indenture), and the term “indebtedness,” as used in Section 801(2) of the Indenture, shall be deemed to include, without limitation, “Debt” and “Secured Debt” (as such terms are defined in the Form of Security of such series).

(25)            The provisions of Section 1011 of the Indenture shall be applicable with respect to any term, provision or condition set forth in the Additional Covenants applicable to the Securities of such series, in addition to any term, provision and condition set forth in Sections 1004 to 1008, inclusive, of the Indenture.

(26)            The Securities of such series shall have such other terms and provisions as are set forth in the Form of Security of such series, all of which terms and provisions are incorporated by reference in and made a part of this Annex A-2 and the Indenture as if set forth in full herein and therein.

(27)            As used in the Indenture with respect to the Securities of such series and in the certificates evidencing the Securities of such series, all references to “premium” on the Securities of such series shall mean any amounts (other than accrued interest) payable upon the redemption of any Securities of such series in excess of 100% of the principal amount of such Securities.

(28)            Payments of principal of and premium, if any, and interest on Global Securities of such series will be made by the Company by wire transfer of immediately available funds to an account maintained by the payee located in the United States. In the event that any Securities of such series are issued in the form of Certificated Securities of such series, payments of principal of and premium, if any, and interest on such Certificated Securities of such series shall be made in the manner set forth in the Form of Security of such series and in the Indenture.

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(29)            A new Section 115 and Section 116 (the “New Sections”) shall be and hereby are added to the Indenture, which New Sections shall appear immediately after Section 114 of the Indenture and shall read in full as follows; provided that the New Sections shall be applicable only with respect to the Securities of such series and shall only be effective for so long as any of the Securities of such series is outstanding:

“SECTION 115.       ELECTRONIC SIGNATURES; CORPORATE SEAL

“The words “execution,” “signed,” “signature,” and words of like import in this Indenture shall include images of manually executed signatures transmitted by facsimile, email or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and, except as otherwise set forth in the proviso to the last sentence of this Section 115, electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronically transmitted signatures, electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature that is delivered physically or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Without limitation to the foregoing and anything in this Indenture to the contrary notwithstanding, but subject, however, to the proviso to this sentence, (a) any Security, supplemental indenture, Officers’ Certificate, Company Order, Company Request, Opinion of Counsel or other opinion of counsel, instrument, agreement or other document delivered pursuant to this Indenture may be executed, attested and transmitted by any of the foregoing electronic means and formats and (b) all references in Section 303 or elsewhere in this Indenture to the execution, attestation or authentication of any Security, coupon or certificate of authentication appearing on or attached to any Security by means of a manual or facsimile signature shall be deemed to include signatures that are made or transmitted by any of the foregoing electronic means or formats; provided that, notwithstanding the foregoing, no Security, coupon, Officers’ Certificate delivered pursuant to Section 201, 301 or 303 of this Indenture, Company Order delivered pursuant to Section 303 of this Indenture or supplemental indenture may be executed or attested by DocuSign, AdobeSign or other electronic signature and no certificate of authentication on any Security may be executed by DocuSign, AdobeSign or other electronic signature and, as provided in the last paragraph of Section 303 of the Indenture, each certificate of authentication must be executed by the Trustee by manual signature of an authorized signatory.

“SECTION 116.            ELECTRONIC INSTRUCTIONS

“The Trustee shall have the right to accept and act upon instructions from the Company, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means (as defined below); provided, however, that the Company shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Relevant Officers”) and containing specimen signatures of such Relevant Officers, which incumbency certificate shall be amended by the Company whenever a person is to be added or deleted from the listing.  If the Company elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling in the absence of negligence or bad faith.  The Company understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by a Relevant Officer listed on the incumbency certificate provided to the Trustee have been sent by such Relevant Officer.  The Company shall be responsible for ensuring that only Relevant Officers transmit such Instructions to the Trustee and that the Company and all Relevant Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Company.  The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding that such directions conflict or are inconsistent with a subsequent written instruction, other than losses, costs or expenses arising from the Trustee’s negligence or bad faith.  The Company agrees: (i) to assume (in the absence of negligence or bad faith on the part of the Trustee) all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Company; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to the Trustee a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures.

A-2-5

“As used in this Section 116, “Electronic Means” shall mean the following communications methods: e-mail, facsimile transmission, secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder.

“The foregoing provisions of this Section 116 shall not limit the provisions of Section 115 but are subject to the prohibition on the use of DocuSign, AdobeSign or other electronic signatures under the circumstances set forth in Section 115.”

(30)            The first sentence of Section 1104 of the Indenture is hereby amended by replacing the reference to “30 days” with “10 days”; provided that the foregoing amendment shall be applicable only with respect to the Securities of such series and shall only be effective for so long as any of the Securities of such series is outstanding.

(31)            Section 501(5) of the Indenture is hereby deleted and replaced in its entirety with the following, provided that such amendment shall only be applicable with respect to the Securities of such series and shall only be effective for so long as any of the Securities of such series is outstanding:

“            (5) default under any bond, debenture, note or other evidence of indebtedness for money borrowed by the Company or any of its Subsidiaries (including obligations under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles, but not including any indebtedness or obligations for which recourse is limited to property purchased) in an aggregate principal amount in excess of $150,000,000 or under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company or any of its Subsidiaries (including such leases, but not including such indebtedness or obligations for which recourse is limited to property purchased) in an aggregate principal amount in excess of $150,000,000, whether such indebtedness exists on the date of this Indenture or shall thereafter be created, which default shall have resulted in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable or such obligations being accelerated, without such acceleration having been rescinded or annulled, provided, however, that for so long as any Securities issued pursuant to this Indenture are outstanding that contain a reference to $25,000,000 in this clause (5) as the referenced threshold amount preceding this proviso, the references to $150,000,000 above, in each case, in this clause (5) is replaced by $25,000,000; or”

A-2-6

ANNEX B-1

Form of 4.750% Note due 2029

PRINCIPAL AMOUNT
$

REGISTERED NO.: R-

CUSIP NO.: 756109 CF9

ISIN NO.: US756109CF99

REALTY INCOME CORPORATION

4.750% NOTES DUE 2029

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND, UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE FORM AS AFORESAID, MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ITS NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Realty Income Corporation, a Maryland corporation (the “Company,” which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to               , or registered assigns, the principal sum of       Dollars on February 15, 2029, and to pay interest thereon from and including January 16, 2024, or from and including the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year (the “Interest Payment Dates”), commencing August 15, 2024, at the rate of 4.750% per annum, until the entire principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (as defined below) (or one or more Predecessor Securities) is registered in the Security Register applicable to the Notes at the close of business on February 1 or August 1 (the “Regular Record Dates”), as the case may be, immediately preceding the applicable Interest Payment Date regardless of whether the Regular Record Date is a Business Day. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any principal of or premium, if any, or interest on any of the Notes is not paid when due, then such overdue principal and, to the extent permitted by law, such overdue premium or interest, as the case may be, shall bear interest, until paid or until such payment is duly provided for, at the rate of 4.750% per annum.

Payments of principal, premium, if any, and interest in respect of this Note will be made by the Company in Dollars. If this Note is a Global Security, all payments of principal, premium, if any, and interest in respect of this Note will be made by the Company by wire transfer of immediately available funds to an account maintained by the payee located in the United States. If this Note is not a Global Security (a “Certificated Note”), payments of interest on this Note may, at the Company’s option, be made by mailing a check to the address of the Person entitled thereto as such address appears in the Security Register for the Notes or by wire transfer to an account maintained by the payee located in the United States, all on the terms set forth in the Indenture; provided, however, that a Holder of $5 million or more in aggregate principal amount of Certificated Notes will be entitled to receive payments of interest due on any Interest Payment Date by wire transfer of immediately available funds to an account maintained by such Holder in the United States so long as such Holder has given appropriate wire transfer instructions to the Trustee or a Paying Agent for the Notes at least 15 calendar days prior to the applicable Interest Payment Date. Any such wire transfer instructions will remain in effect until revoked by such Holder or until such Person ceases to be a Holder of $5 million or more in aggregate principal amount of Certificated Notes.

Payments of principal of and premium, if any, and interest on Certificated Notes that are due and payable on the Final Maturity Date (as defined below), any Redemption Date or any other date on which principal of such Notes is due and payable will be made by wire transfer of immediately available funds to accounts maintained by the Holders thereof in the United States, so long as such Holders have given appropriate wire transfer instructions to the Trustee or a Paying Agent for the Notes, against surrender of such Notes to the Trustee or a Paying Agent for the Notes; provided that installments of interest on Certificated Notes that are due and payable on any Interest Payment Date falling on or prior to such Final Maturity Date, Redemption Date or other date on which principal of such Notes is payable will be paid in the manner described in the preceding paragraph to the Persons who were the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued as a series of Securities under an indenture dated as of October 28, 1998 (herein called, together with all indentures supplemental thereto, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor trustee to The Bank of New York), as trustee (the “Trustee,” which term includes any successor trustee under the Indenture with respect to the Notes), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the duly authorized series designated as the “4.750% Notes due 2029.” All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

Prior to January 15, 2029 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case of clauses (1) and (2) above, accrued and unpaid interest on the Notes to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes to the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable to the Persons who were the Holders of the Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Notice of any redemption by the Company will be transmitted at least 10 days but not more than 60 days before the applicable Redemption Date to each Holder of Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, on and after any Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on the Notes and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

In addition to the covenants of the Company contained in the Indenture, the Company makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

Limitation on Incurrence of Total Debt. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Company’s Total Assets as of the end of the latest fiscal quarter covered in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the Trustee) prior to the incurrence of such additional Debt and (ii) the increase, if any, in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets caused by the application of the proceeds of such additional Debt (such increase together with the Company’s Total Assets are referred to as the “Adjusted Total Assets”).

Limitation on Incurrence of Secured Debt. The Company will not, and will not permit any Subsidiary to, incur any Secured Debt, other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Secured Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Secured Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 40% of the Company’s Adjusted Total Assets.

Debt Service Coverage. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1.0, on a pro forma basis after giving effect to the incurrence of such Debt and the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Company or any of its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period) had occurred on the first day of such period, (ii) the repayment or retirement of any other Debt of the Company or any of its Subsidiaries since the first day of such four-quarter period had occurred on the first day of such period (except that, in making such computation, the amount of Debt under any revolving credit facility, line of credit or similar facility shall be computed based upon the average daily balance of such Debt during such period), and (iii) in the case of any acquisition or disposition by the Company or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition had occurred on the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation. If the Debt giving rise to the need to make the foregoing calculation or any other Debt incurred after the first day of the relevant four-quarter period bears interest at a floating rate then, for purposes of calculating the Annual Debt Service Charge, the interest rate on such Debt shall be computed on a pro forma basis as if the average interest rate which would have been in effect during the entire such four-quarter period had been the applicable rate for the entire such period.

Maintenance of Total Unencumbered Assets. The Company will maintain at all times Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt of the Company and its Subsidiaries, computed on a consolidated basis in accordance with GAAP.

Certain Definitions. As used herein, the following terms have the meanings set forth below:

“Annual Debt Service Charge” as of any date means the amount which is expensed in any 12-month period for interest on Debt of the Company and its Subsidiaries.

“Consolidated Income Available for Debt Service” for any period means Consolidated Net Income plus, without duplication, amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provisions for taxes of the Company and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) provisions for impairment losses, (vi) increases in deferred taxes and other non-cash charges, (vii) charges resulting from a change in accounting principles, and (viii) charges for early extinguishment of debt, and less, without duplication, amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures, and (b) decreases in deferred taxes and other non-cash items.

“Consolidated Interest Expense” for any period, and without duplication, means all interest (including the interest component of rentals on finance leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities) but excluding legal fees, title insurance charges, other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” for any period means the amount of consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Debt” means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) money borrowed or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement or any security interest existing on property owned by the Company or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Company or any Subsidiary as lessee that is reflected on the Company’s consolidated balance sheet as a finance lease or as indebtedness in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on the Company’s consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation of the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another Person (other than the Company or any Subsidiary) of the type referred to in (i), (ii), (iii) or (iv) above (it being understood that Debt shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

“Executive Group” means, collectively, those individuals holding the offices of Chairman, Vice Chairman, Chief Executive Officer, President, Chief Operating Officer or any Vice President of the Company.

“Final Maturity Date” means February 15, 2029.

“Intercompany Debt” means indebtedness owed by the Company or any Subsidiary solely to the Company or any Subsidiary.

“Secured Debt” means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, finance lease, or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

“Subsidiary” means (i) any corporation, partnership, joint venture, limited liability company or other entity the majority of the shares, if any, of the non-voting capital stock or other equivalent ownership interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by the Company, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except for directors’ qualifying shares) are at the time directly or indirectly owned by the Company, any other Subsidiary or Subsidiaries, and/or one or more individuals of the Executive Group (or, in the event of death or disability of any of such individuals, his/her respective legal representative(s), or such individuals’ successors in office as an officer of the Company), and (ii) any other entity the accounts of which are consolidated with the accounts of the Company. The foregoing definition of “Subsidiary” shall only be applicable with respect to the covenants set forth above under the captions “Limitation on Incurrence of Total Debt,” “Limitation on Incurrence of Secured Debt,” “Debt Service Coverage,” and “Maintenance of Total Unencumbered Assets,” this definition, the other definitions set forth herein under this caption “Certain Definitions,” and, insofar as Section 801 of the Indenture is applicable to the Notes, the term “Subsidiary,” as that term is used in Section 801(2) of the Indenture, shall have the meaning set forth in this definition (instead of the meaning set forth in Section 101 of the Indenture).

“Total Assets” as of any date means the sum of (i) Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP (but excluding accounts receivable and intangibles).

“Total Unencumbered Assets” as of any date means Total Assets minus the value of any properties of the Company and its Subsidiaries that are encumbered by any mortgage, charge, pledge, lien, security interest, trust deed, deed of trust, deed to secure debt, security agreement, or other encumbrance of any kind (other than those relating to Intercompany Debt), including the value of any stock of any Subsidiary that is so encumbered, determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above under "Maintenance of Total Unencumbered Assets," all investments in any Person that is not consolidated with the Company for financial reporting purposes in accordance with GAAP shall be excluded from Total Unencumbered Assets to the extent that such investment would otherwise have been included. For purposes of this definition, the value of each property shall be equal to the purchase price or cost of each such property and the value of any stock subject to any encumbrance shall be determined by reference to the value of the properties owned by the issuer of such stock as aforesaid.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Undepreciated Real Estate Assets” as of any date means the amount of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

“Unsecured Debt” means Debt of the Company or any Subsidiary that is not Secured Debt.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal of, or premium, if any, or interest on, this Note on or after the respective due dates therefor.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Note at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment for the Notes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for the Notes duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of different authorized denominations, as requested by the Holder surrendering the same.

The Notes of this series are issuable only in registered form, without interest coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, or premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

The headings included in this Note are for convenience only and shall not affect the construction hereof.

[Signature page follows]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

REALTY INCOME CORPORATION

By:
Name: Title:

Attest:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address

including Zip Code of Assignee)

the within Note of REALTY INCOME CORPORATION, and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

Signature Guaranty
(Signature must be guaranteed by
a participant in a signature
guarantee medallion program)

ANNEX B-2

Form of 5.125% Note due 2034

PRINCIPAL AMOUNT
$

REGISTERED NO.: R-

CUSIP NO.: 756109 CG7

ISIN NO.: US756109CG72

REALTY INCOME CORPORATION

5.125% NOTES DUE 2034

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING SET FORTH IN THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND, UNLESS AND UNTIL IT IS EXCHANGED FOR SECURITIES IN DEFINITIVE FORM AS AFORESAID, MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ITS NOMINEE TO A SUCCESSOR DEPOSITARY OR ITS NOMINEE.

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), 55 WATER STREET, NEW YORK, NEW YORK TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SUCH SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

Realty Income Corporation, a Maryland corporation (the “Company,” which term shall include any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to               , or registered assigns, the principal sum of              Dollars on February 15, 2034, and to pay interest thereon from and including January 16, 2024, or from and including the most recent date to which interest has been paid or duly provided for, semi-annually in arrears on February 15 and August 15 of each year (the “Interest Payment Dates”), commencing August 15, 2024, at the rate of 5.125% per annum, until the entire principal amount hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (as defined below) (or one or more Predecessor Securities) is registered in the Security Register applicable to the Notes at the close of business on February 1 or August 1 (the “Regular Record Dates”), as the case may be, immediately preceding the applicable Interest Payment Date regardless of whether the Regular Record Date is a Business Day. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes of this series not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Interest will be computed on the basis of a 360-day year of twelve 30-day months. If any principal of or premium, if any, or interest on any of the Notes is not paid when due, then such overdue principal and, to the extent permitted by law, such overdue premium or interest, as the case may be, shall bear interest, until paid or until such payment is duly provided for, at the rate of 5.125% per annum.

Payments of principal, premium, if any, and interest in respect of this Note will be made by the Company in Dollars. If this Note is a Global Security, all payments of principal, premium, if any, and interest in respect of this Note will be made by the Company by wire transfer of immediately available funds to an account maintained by the payee located in the United States. If this Note is not a Global Security (a “Certificated Note”), payments of interest on this Note may, at the Company’s option, be made by mailing a check to the address of the Person entitled thereto as such address appears in the Security Register for the Notes or by wire transfer to an account maintained by the payee located in the United States, all on the terms set forth in the Indenture; provided, however, that a Holder of $5 million or more in aggregate principal amount of Certificated Notes will be entitled to receive payments of interest due on any Interest Payment Date by wire transfer of immediately available funds to an account maintained by such Holder in the United States so long as such Holder has given appropriate wire transfer instructions to the Trustee or a Paying Agent for the Notes at least 15 calendar days prior to the applicable Interest Payment Date. Any such wire transfer instructions will remain in effect until revoked by such Holder or until such Person ceases to be a Holder of $5 million or more in aggregate principal amount of Certificated Notes.

1

Payments of principal of and premium, if any, and interest on Certificated Notes that are due and payable on the Final Maturity Date (as defined below), any Redemption Date or any other date on which principal of such Notes is due and payable will be made by wire transfer of immediately available funds to accounts maintained by the Holders thereof in the United States, so long as such Holders have given appropriate wire transfer instructions to the Trustee or a Paying Agent for the Notes, against surrender of such Notes to the Trustee or a Paying Agent for the Notes; provided that installments of interest on Certificated Notes that are due and payable on any Interest Payment Date falling on or prior to such Final Maturity Date, Redemption Date or other date on which principal of such Notes is payable will be paid in the manner described in the preceding paragraph to the Persons who were the Holders of such Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

This Note is one of a duly authorized issue of Securities of the Company (herein called the “Notes”), issued as a series of Securities under an indenture dated as of October 28, 1998 (herein called, together with all indentures supplemental thereto, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (successor trustee to The Bank of New York), as trustee (the “Trustee,” which term includes any successor trustee under the Indenture with respect to the Notes), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the duly authorized series designated as the “5.125% Notes due 2034.” All terms used in this Note which are defined in the Indenture and not defined herein shall have the meanings assigned to them in the Indenture.

Prior to November 15, 2033 (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed discounted to the Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points less (b) interest accrued to the date of redemption, and

(2) 100% of the principal amount of the Notes to be redeemed,

plus, in either case of clauses (1) and (2) above, accrued and unpaid interest on the Notes to the Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a Redemption Price equal to 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest on the Notes to the Redemption Date.

Notwithstanding the foregoing, installments of interest on Notes that are due and payable on an Interest Payment Date falling on or prior to a Redemption Date will be payable to the Persons who were the Holders of the Notes (or one or more Predecessor Securities) registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

The Company’s actions and determinations in determining the Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

2

Notice of any redemption by the Company will be transmitted at least 10 days but not more than 60 days before the applicable Redemption Date to each Holder of Notes to be redeemed.

Unless the Company defaults in payment of the Redemption Price, on and after any Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on the Notes and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture, which provisions apply to this Note.

In addition to the covenants of the Company contained in the Indenture, the Company makes the following covenants with respect to, and for the benefit of the Holders of, the Notes:

Limitation on Incurrence of Total Debt. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 60% of the sum of (i) the Company’s Total Assets as of the end of the latest fiscal quarter covered in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Commission (or, if such filing is not required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the Trustee) prior to the incurrence of such additional Debt and (ii) the increase, if any, in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets caused by the application of the proceeds of such additional Debt (such increase together with the Company’s Total Assets are referred to as the “Adjusted Total Assets”).

Limitation on Incurrence of Secured Debt. The Company will not, and will not permit any Subsidiary to, incur any Secured Debt, other than Intercompany Debt, if, immediately after giving effect to the incurrence of such additional Secured Debt and the application of the proceeds therefrom on a pro forma basis, the aggregate principal amount of all outstanding Secured Debt of the Company and its Subsidiaries on a consolidated basis determined in accordance with GAAP is greater than 40% of the Company’s Adjusted Total Assets.

Debt Service Coverage. The Company will not, and will not permit any Subsidiary to, incur any Debt, other than Intercompany Debt, if the ratio of Consolidated Income Available for Debt Service to the Annual Debt Service Charge for the period consisting of the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred is less than 1.5 to 1.0, on a pro forma basis after giving effect to the incurrence of such Debt and the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Company or any of its Subsidiaries since the first day of such four-quarter period and the application of the proceeds therefrom (including to refinance other Debt since the first day of such four-quarter period) had occurred on the first day of such period, (ii) the repayment or retirement of any other Debt of the Company or any of its Subsidiaries since the first day of such four-quarter period had occurred on the first day of such period (except that, in making such computation, the amount of Debt under any revolving credit facility, line of credit or similar facility shall be computed based upon the average daily balance of such Debt during such period), and (iii) in the case of any acquisition or disposition by the Company or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition had occurred on the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation. If the Debt giving rise to the need to make the foregoing calculation or any other Debt incurred after the first day of the relevant four-quarter period bears interest at a floating rate then, for purposes of calculating the Annual Debt Service Charge, the interest rate on such Debt shall be computed on a pro forma basis as if the average interest rate which would have been in effect during the entire such four-quarter period had been the applicable rate for the entire such period.

Maintenance of Total Unencumbered Assets. The Company will maintain at all times Total Unencumbered Assets of not less than 150% of the aggregate outstanding principal amount of the Unsecured Debt of the Company and its Subsidiaries, computed on a consolidated basis in accordance with GAAP.

3

Certain Definitions. As used herein, the following terms have the meanings set forth below:

“Annual Debt Service Charge” as of any date means the amount which is expensed in any 12-month period for interest on Debt of the Company and its Subsidiaries.

“Consolidated Income Available for Debt Service” for any period means Consolidated Net Income plus, without duplication, amounts which have been deducted in determining Consolidated Net Income during such period for (i) Consolidated Interest Expense, (ii) provisions for taxes of the Company and its Subsidiaries based on income, (iii) amortization (other than amortization of debt discount) and depreciation, (iv) provisions for losses from sales or joint ventures, (v) provisions for impairment losses, (vi) increases in deferred taxes and other non-cash charges, (vii) charges resulting from a change in accounting principles, and (viii) charges for early extinguishment of debt, and less, without duplication, amounts which have been added in determining Consolidated Net Income during such period for (a) provisions for gains from sales or joint ventures, and (b) decreases in deferred taxes and other non-cash items.

“Consolidated Interest Expense” for any period, and without duplication, means all interest (including the interest component of rentals on finance leases, letter of credit fees, commitment fees and other like financial charges) and all amortization of debt discount on all Debt (including, without limitation, payment-in-kind, zero coupon and other like securities) but excluding legal fees, title insurance charges, other out-of-pocket fees and expenses incurred in connection with the issuance of Debt and the amortization of any such debt issuance costs that are capitalized, all determined for the Company and its Subsidiaries on a consolidated basis in accordance with GAAP.

“Consolidated Net Income” for any period means the amount of consolidated net income (or loss) of the Company and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

“Debt” means any indebtedness of the Company or any Subsidiary, whether or not contingent, in respect of (i) money borrowed or evidenced by bonds, notes, debentures or similar instruments, (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement or any security interest existing on property owned by the Company or any Subsidiary, (iii) letters of credit or amounts representing the balance deferred and unpaid of the purchase price of any property except any such balance that constitutes an accrued expense or trade payable or (iv) any lease of property by the Company or any Subsidiary as lessee that is reflected on the Company’s consolidated balance sheet as a finance lease or as indebtedness in accordance with GAAP, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as liabilities on the Company’s consolidated balance sheet in accordance with GAAP, and also includes, to the extent not otherwise included, any obligation of the Company or any Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another Person (other than the Company or any Subsidiary) of the type referred to in (i), (ii), (iii) or (iv) above (it being understood that Debt shall be deemed to be incurred by the Company or any Subsidiary whenever the Company or such Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof).

“Executive Group” means, collectively, those individuals holding the offices of Chairman, Vice Chairman, Chief Executive Officer, President, Chief Operating Officer or any Vice President of the Company.

“Final Maturity Date” means February 15, 2034.

“Intercompany Debt” means indebtedness owed by the Company or any Subsidiary solely to the Company or any Subsidiary.

“Secured Debt” means Debt secured by any mortgage, lien, charge, encumbrance, trust deed, deed of trust, deed to secure debt, security agreement, pledge, conditional sale or other title retention agreement, finance lease, or other security interest or agreement granting or conveying security title to or a security interest in real property or other tangible assets.

4

“Subsidiary” means (i) any corporation, partnership, joint venture, limited liability company or other entity the majority of the shares, if any, of the non-voting capital stock or other equivalent ownership interests of which (except directors’ qualifying shares) are at the time directly or indirectly owned by the Company, and the majority of the shares of the voting capital stock or other equivalent ownership interests of which (except for directors’ qualifying shares) are at the time directly or indirectly owned by the Company, any other Subsidiary or Subsidiaries, and/or one or more individuals of the Executive Group (or, in the event of death or disability of any of such individuals, his/her respective legal representative(s), or such individuals’ successors in office as an officer of the Company), and (ii) any other entity the accounts of which are consolidated with the accounts of the Company. The foregoing definition of “Subsidiary” shall only be applicable with respect to the covenants set forth above under the captions “Limitation on Incurrence of Total Debt,” “Limitation on Incurrence of Secured Debt,” “Debt Service Coverage,” and “Maintenance of Total Unencumbered Assets,” this definition, the other definitions set forth herein under this caption “Certain Definitions,” and, insofar as Section 801 of the Indenture is applicable to the Notes, the term “Subsidiary,” as that term is used in Section 801(2) of the Indenture, shall have the meaning set forth in this definition (instead of the meaning set forth in Section 101 of the Indenture).

“Total Assets” as of any date means the sum of (i) Undepreciated Real Estate Assets and (ii) all other assets of the Company and its Subsidiaries determined on a consolidated basis in accordance with GAAP (but excluding accounts receivable and intangibles).

“Total Unencumbered Assets” as of any date means Total Assets minus the value of any properties of the Company and its Subsidiaries that are encumbered by any mortgage, charge, pledge, lien, security interest, trust deed, deed of trust, deed to secure debt, security agreement, or other encumbrance of any kind (other than those relating to Intercompany Debt), including the value of any stock of any Subsidiary that is so encumbered, determined on a consolidated basis in accordance with GAAP; provided, however, that, in determining Total Unencumbered Assets as a percentage of outstanding Unsecured Debt for purposes of the covenant set forth above under "Maintenance of Total Unencumbered Assets," all investments in any Person that is not consolidated with the Company for financial reporting purposes in accordance with GAAP shall be excluded from Total Unencumbered Assets to the extent that such investment would otherwise have been included. For purposes of this definition, the value of each property shall be equal to the purchase price or cost of each such property and the value of any stock subject to any encumbrance shall be determined by reference to the value of the properties owned by the issuer of such stock as aforesaid.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

5

If on the third Business Day preceding the Redemption Date H.15 or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Undepreciated Real Estate Assets” as of any date means the amount of real estate assets of the Company and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

“Unsecured Debt” means Debt of the Company or any Subsidiary that is not Secured Debt.

If an Event of Default with respect to the Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes, the Holders of not less than 25% in principal amount of the Notes at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to it and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal of, or premium, if any, or interest on, this Note on or after the respective due dates therefor.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Notes. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes to waive, in certain circumstances, on behalf of all Holders of the Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

6

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and premium, if any, and interest on, this Note at the times, places and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any Place of Payment for the Notes, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar for the Notes duly executed by, the Holder hereof or his or her attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series of different authorized denominations, as requested by the Holder surrendering the same.

The Notes of this series are issuable only in registered form, without interest coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

No recourse shall be had for the payment of the principal of, or premium, if any, or the interest on this Note, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any past, present or future stockholder, employee, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the correctness or accuracy of such CUSIP numbers as printed on the Notes, and reliance may be placed only on the other identification numbers printed hereon.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature of one of its authorized signatories, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

The headings included in this Note are for convenience only and shall not affect the construction hereof.

[Signature page follows]

7

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

REALTY INCOME CORPORATION

By:
Name: Title:

Attest:

By:
Name:
Title:

8

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:
Authorized Signatory

Dated:

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned hereby

sells, assigns and transfers to

PLEASE INSERT SOCIAL

SECURITY OR OTHER IDENTIFYING

NUMBER OF ASSIGNEE

(Please Print or Typewrite Name and Address

including Zip Code of Assignee)

the within Note of REALTY INCOME CORPORATION, and hereby does irrevocably constitute and appoint

Attorney to transfer said Note on the books of the within-named Company with full power of substitution in the premises.

Dated:

NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Note in every particular, without alteration or enlargement or any change whatever.

Signature Guaranty
(Signature must be guaranteed by
a participant in a signature
guarantee medallion program)